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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): September 26, 2002

                                 MangoSoft, Inc.
                                 ---------------
             (Exact name of registrant as specified in its charter)

            Nevada                      0-30781                 87-0543565
            ------                      --------                ----------
(State or other jurisdiction          (Commission            (I.R.S. Employer
    of incorporation)                 File Number)          Identification No.)


             1500 West Park Drive, Suite 190, Westborough, MA 01581
             ------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (508) 871-7300

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Item 4.   Changes in Registrant's Certifying Accountant.

     On September 26, 2002, the Registrant engaged Stowe & Degon as its new independent accountants. The decision to appoint Stowe & Degon was approved by the Registrant's Board of Directors on September 26, 2002.

     During the two most recent fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through the date hereof, the Registrant did not consult Stowe & Degon regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on its consolidated financial statements. During the fiscal years ended December 31, 2001 and 2000, the Registrant engaged the tax compilation and compliance services of Stowe & Degon.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MANGOSOFT, INC.


                                               By: /s/ Robert E. Parsons
                                                   --------------------------
                                                   Robert E. Parsons
                                                   Chief Financial Officer

Date: September 27, 2002